SHARE OPTION PLAN	6 Months Ended
Jun. 30, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE OPTION PLAN
SHARE OPTION PLAN

In November 2006, the Board of Directors approved the Ship Finance International Limited Share Option Scheme (the "Option Scheme"). The Option Scheme will expire in November 2026, following the renewal in November 2016. The terms and conditions remain unchanged from those originally adopted in November 2006 and permits the Board of Directors, at its discretion, to grant options to employees, officers and directors of the Company or its subsidiaries. The fair value cost of options granted is recognized in the statement of operations, and the corresponding amount is credited to additional paid-in capital. In the six months ended June 30, 2018, additional paid-in capital was credited with $0.2 million relating to the fair value of options granted in March 2016, September 2017 and April 2018.

No options were exercised under the Option Scheme in the six months ended June 30, 2018.

In April 2018, the Company awarded a total of 83,000 options to officers and employees, pursuant to the Company's Share Option Scheme. The options have a five year term and a three year vesting period and the first options will be exercisable from April 2019 onwards. The initial strike price was $14.67 per share.

Total unrecognized compensation cost relating to the outstanding options under the Company's Option Scheme was $0.6 million as at June 30, 2018 (December 31, 2017: $0.5 million).